UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 29, 2005

                             IBHAS TECHNOLOGIES INC

             (Exact name of registrant as specified in its charter)


            Nevada                       000-50329               98-0370398
 -------------------------------    ----------------------     --------------
 (State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                              3061 WEST 15TH AVENUE
                              VANCOUVER A1 V6K 3A5
              (Address of principal executive offices and Zip Code)

                                 (604) 691-1754
               Registrant's telephone number, including area code

                                   Copies to:
                             Gregory Sichenzia, Esq.
                                Sanny J. Barkats
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01 Changes in Control of Registrant
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      On June 29, 2005, an investment group (the "Group") completed the acquisition of an aggregate of 2,100,000 shares of the outstanding common stock (the "Shares") of IBHAS TECHNOLOGIES INC., a Nevada corporation ("IBHAS") from Benjamin West, Mohanad Shurrab and Abdellatif Anabtawi (the "Sellers"). Such Shares represent approximately 76.6% of the issued and outstanding shares of the common stock of IBHAS. The acquisition was completed pursuant to the terms of a Stock Purchase Agreement dated June 29, 2005, by and between the Group and the Sellers. The aggregate purchase price paid by the Group to the Sellers for the Shares was $150,000.

      In connection with the sale of IBHAS' common stock, Mohanad Shurrab resigned as a member of the board of directors on June 29, 2005 and Benjamin
West resigned from his positions as Chief Executive Officer, President, Secretary and Treasurer of IBHAS and intends to resign as a member of the board of directors. Subsequent to the foregoing resignations, Jacob Eluz was appointed as a member of the board of directors of IBHAS and as the Chief Executive Officer, President, Secretary and Treasurer.

      From 2003 to 2005 Mr. Eluz worked as an independent sub-contractor for several companies including among others Broadlight Inc., CivCom Inc., PolyCom Inc, GoNetwork Inc., and Logtel Ltd. During this period he specialized in the design of the 10Gbps high-speed optical communications. From 2000-2003 Mr. Eluz worked as a manager for Xlight Photonics Inc., overseeing the optical core of a Tera-bit optical network router. Prior to Joining Xlight Photonics Inc., Mr. Eluz worked for the Jerusalem Design Center Intel Corp, previously owned by Digital Equipment Corp., specializing in high-speed system design for Giga-bits Ethernet home networking cable modem projects. Jacob Eluz received his Bachelor of Science in 1985 in Electrical Engineering at Ben-Gurion University. Mr. Eluz obtained a Master in Business Administration in Finance in 2005 at the Hebrew University in Jerusalem.

Item 9.01         Financial Statements and Exhibits

Exhibit No.       Description

10.1 Stock Purchase Agreement dated June 29, 2005 by and among the investment group and, Benjamin West, Mohanad Shurrab and Abdellatif Anabtawi.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           IBHAS TECHNOLOGIES INC


Date: July 6, 2005                         By: /s/Jacob Eluz
                                           -----------------------------------
                                           Jacob Eluz
                                           Chief Executive Officer,
                                           President, Secretary and Treasurer